SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported) November 27, 2001
                                                 -----------------


                            TENGTU INTERNATIONAL CORP
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             (Exact Name of Registrant as Specified in its Charter)


Delaware                           000-29957                     77-0407366
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(State or Other                   (Commission                 (I.R.S. Employer
Jurisdiction of                   File Number)               Identification No.)



                206-5050 Kingsway, Burnaby, B.C., Canada V5H 4H2
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               Address of Principal Executive Offices) (Zip Code)


                                 (604) 438-9827
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              (Registrant's Telephone Number, Including Area Code)


ITEM 9.  REGULATION FD DISCLOSURE
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           On November 27, 2001, Tengtu International Corp. ("Tengtu") held its annual stockholders' meeting. During that meeting, Pak Kwan Cheung, Tengtu's Chief Executive Officer, disclosed that Tengtu had entered into letters of intent with the following three additional Chinese provinces for the provision of information technology products and services: Jiangsu, Fujian and Sichuan. On November 28, 2001, Tengtu issued a press release announcing the letters of intent. A copy of that press release is annexed hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  EXHIBITS
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Number    Description
------    -----------

99.1      Tengtu International Corp. press release dated November 28, 2001.


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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    TENGTU INTERNATIONAL CORP.


DATED: November 28, 2001                            By: /s/ Pak Kwan Cheung
                                                       -----------------------
                                                          Pak Kwan Cheung
                                                       Chief Executive Officer



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